As filed with the Securities and Exchange Commission on September 25, 2002.

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 25, 2002 (September 24, 2002)

MEDAREX, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-19312	22-2822175
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 State Road, Princeton, N.J. 08540-1437
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable
(Former name or former address, if changed since last report)

MEDAREX, INC.

FOR
CURRENT REPORT ON FORM 8-K

2

Item 5.     Other Events.

On September 24, 2002, our partner Genmab A/S issued a press release in which it publicly announced that its HuMax-CD4 product, a fully human antibody that targets the CD4 receptor on cells known as T-cells, was found not to be effective in combination with methotrexate in a Phase II study of 155 patients with active rheumatoid arthritis. A copy of the relevant portions of Genmab’s press release is attached hereto as Exhibit 10.1.

We have a collaboration with Genmab relating to the use of our fully human antibody technology for the development of therapeutic fully human antibody products and we currently have an equity interest of approximately 30% in Genmab.

Item 7.     Financial Statements and Exhibits.

(c)     Exhibits.     The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number

10.1	Excerpt from Genmab A/S Press Release dated September 24, 2002.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX,INC. Registrant

Date: September 25, 2002	By:	/s/ Christian S. Schade
Christian S. Schade Senior Vice President and Chief Financial Officer

4

EXHIBIT INDEX

Exhibit Number	Description	Page Number
10.1	Excerpt from Genmab A/S Press Release dated September 24, 2002

5